                                 Annual Report
              ---------------------------------------------------
                                 Dreyfus Premier
                                 Managed Income
                                      Fund
              ---------------------------------------------------

                                December 31, 1997

Dreyfus Premier Managed Income Fund
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:
   We are pleased to provide you with this report on the Dreyfus Premier Managed Income Fund for its annual reporting period ended December 31, 1997.

                                             Approximate      Distribution Rate
                        Total Return*      Income Dividends       Per Share**
                        -------------      ----------------   -----------------
Class A                     9.80%               $0.723               6.27%
Class B                     8.97%               $0.641               5.82%
Class C                     8.96%               $0.640               5.81%
Class R                     9.97%               $0.750               6.81%
Lehman Brothers Aggregate
   Bond Index ***           9.65%

The Economy

   Inflation seems to be under control. Not since the oil price collapse in 1986 has it been so restrained. As the economy approached the end of its seventh uninterrupted year of expansion, inflation seemed to become even more subdued. During the last quarter of 1997, the 12-month pace of consumer price increases fell below the 2% level. Producer prices actually fell at an annual rate of 1.2% over the first 11 months of the year.

   The ongoing fear in the financial markets has been that the Federal Reserve Board's (the "Fed") unremitting fight against inflation could lead to further increases in interest rates. Yet the Federal Open Market Committee (F.O.M.C.), the policy-making arm of the Fed, has raised interest rates just once in over two years, a period roughly coinciding with the latest surge of economic growth. The last increase occurred on March 25, 1997 when the F.O.M.C. increased the Federal Funds rate by a modest one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.) Investor concern about additional monetary restraint centers on the low unemployment rate of just 4.6% as of December 31, 1997, a 24-year low. In particular, there were fears that wages would rise at a rate that could rekindle inflation. Over the last year, the gain in wages after adjusting for inflation was 2%, the sharpest increase in 20 years.

   Not surprisingly, an almost ideal economic climate -- plentiful jobs, low interest rates and dwindling inflation -- has put consumers in an ebullient mood. Though holiday retail sales were below expectations, spending in the third quarter grew at the strongest pace in five years. Since consumer spending accounts for two thirds of all economic activity, consumer attitudes are important indicators of future economic conditions. The Conference Board (a business-sponsored research group) reported in December that its Index of Consumer Confidence rose to its highest level since 1969. So far, the serious economic developments in Asia have not had an inhibiting effect on consumer attitudes.

   The Asian financial crisis, while bound to affect the import/export segment of our economy, may also afford the Fed additional flexibility in implementing monetary policy. While the Fed is concerned about the potential resurgence of inflation, lower-priced Asian imports may counteract upward pressure on the rate of U.S. inflation. Moreover, with our economic expansion mature by any historical precedent (it's the second longest peacetime expansion in this century), a slackening in overseas demand for U.S. products, combined with the lower-priced imports, may help contain economic growth without additional monetary tightening by the Fed. Regardless, we believe that it is unlikely that the Fed would raise interest rates and further unsettle the international financial markets while Asian countries struggle to stabilize their currencies in relation to the U.S. dollar. Perhaps the biggest uncertainty ahead is the extent to which the Asian turmoil will affect the U.S. economy. We are particularly vigilant for developments abroad that might have either negative or positive consequences for the Portfolio. The trouble in Asia shows the close and sensitive relationship between our economy and the economies around the globe.

Market Environment/Portfolio Activity

   Bond prices surged higher during the second half of 1997 as longer-term yields fell 85 basis points. By year-end, the 30-year Treasury bond yielded 5.92%, its lowest level in four years. The yield curve flattened significantly during the reporting period, with the difference between 2- and 30-year rates narrowing from 72 basis points to 28 basis points. The major fixed income indices posted strong returns for both the second half of 1997 and the full calendar year. The Lehman Brothers Aggregate Bond Index returned 6.36% and 9.65% for the 6-month and 12-month periods ended December 31, 1997, respectively.*** Similarly, the Lehman Brothers Government/Corporate Bond Index returned 6.83% and 9.76% for the 6-month and 12-month periods ended December 31, 1997, respectively.+

   The decline in interest rates was driven by a combination of the favorable economic news mentioned above as well as the unfolding Asian financial crisis. Most supportive to the fixed income markets was the continued lack of inflation within the U.S. economy. Although low rates of unemployment have caused fears of future wage pressures, all indications during the second half of 1997 seemed to point toward a continuation of the benign inflation environment. Longer-term interest rates were also driven lower by investors seeking safety from the Asian capital markets.

   While credit fundamentals in the U.S. remained stable, the Asian financial turmoil put severe pressure on bonds of that region and, to a lesser extent, domestic corporates. The corporate yield premium to government securities generally increased 10 to 20 basis points, resulting in the corporate market underperforming during the fourth quarter. This reversed the very strong performance of corporates during the first nine months of the year, resulting in the sector performing in line with government securities for the year. The Fund benefited from the credit upgrades of its holdings in USG, Niagara Mohawk Power and Interpool. With corporate issues attractively valued in an environment where we expect credit quality to remain strong, we believe this sector is poised to provide attractive relative returns in the first half of 1998.

   Mortgage-backed securities and asset-backed issues had an excellent first nine months but also underperformed Treasury bonds in the fourth quarter 1997. These sectors were affected adversely by the combination of the spread-widening of corporate issues and increased prepayment fears because of the general decline in interest rates. In addition, heavy issuance of new securities in these sectors resulted in further price pressure. Despite the difficulties during the last quarter, residential mortgages still provided the highest risk-adjusted returns of all the major fixed income sectors during 1997. We are currently defensive with respect to the residential mortgage sector and continue to emphasize seasoned collateral and low loan balance mortgage pools. We have increased our exposure to manufactured housing issues as well as commercial mortgage issues, which enjoy stronger prepayment protection.

   Looking forward to 1998, we are concerned about the effect of the Asian crisis on the domestic economy. Any slowing of activity resulting from the situation is likely to start showing itself during the early stages of the new year. This is certain to be a major focus of both investors and the Fed alike. We will continue to pay close attention to this matter as well as focus on security selection across all fixed income sectors, which is our primary strategy for adding value.

   Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                                                     Very truly yours,

                                                     /S/ ARTHUR J. MACBRIDE

                                                     Arthur J. MacBride
                                                     Portfolio Manager
January 15, 1998
New York, N.Y.


* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share at the end of the period in the case of Class A shares or net asset value per share in the case of Class B, Class C and Class R shares.
*** SOURCE: LEHMAN BROTHERS -- The Lehman Brothers Aggregate Bond Index is a widely accepted, unmanaged index of corporate, government and government agency debt instruments, mortgage-backed securities and asset-backed securities.
+ SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- The Lehman Brothers Government/Corporate Bond Index is an unmanaged index of domestic, fixed-rate investment grade debt, including U.S. government treasury and agency securities, corporate and Yankee bonds.

Dreyfus Premier Managed Income Fund                           December 31, 1997
-------------------------------------------------------------------------------
 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER MANAGED
    INCOME FUND CLASS A SHARES AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX

Dollars

$24,061
Lehman Brothers
Aggregate Bond Index*

$21,342
Dreyfus Premier Managed Income Fund
(Class A Shares)


*Source: Lehman Brothers

Average Annual Total Returns
-------------------------------------------------------------------------------

                    Class A Shares                                            Class B Shares
-------------------------------------------------------    --------------------------------------------------------
                                                                                                % Return Reflecting
                                             % Return                                          Applicable Contingent
                                            Reflecting                             % Return        Deferred Sales
                     % Return Without     Maximum Initial                          Assuming No      Charge Upon
Period Ended 12/31/97  Sales Charge Sales  Charge (4.5%)    Period Ended 12/31/97  Redemption       Redemption*
--------------------- ------------------- ---------------   ---------------------  -----------  --------------------
1 Year                      9.80%           4.81%          1 Year                     8.97%            4.97%
5 Years                     7.68            6.69           From Inception (12/19/94)  8.90             8.06
10 Years                    8.37            7.88

                    Class C Shares                                            Class R Shares
---------------------------------------------------------- ---------------------------------------------------------
                                   % Return Reflecting
                                   Applicable Contingent
                         % Return     Deferred Sales
                         Assuming       Charge Upon
Period Ended 12/31/97  No Redemption   Redemption**        Period Ended 12/31/97
---------------------  ------------- --------------------  ---------------------
1 Year                      8.96%           7.96%          1 Year                     9.97%
From Inception (12/19/94)   8.88            8.88           From Inception (2/1/93)    7.65

-------------------
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier Managed Income Fund on 12/31/87 to a $10,000 investment made in the Lehman Brothers Aggregate Bond Index on that date. All dividends and capital gain distributions are reinvested. Performance for Class B, Class C and Class R shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.

Dreyfus Premier Managed Income Fund seeks high current income consistent with what is believed to be prudent risk of capital primarily through investments in investment-grade corporate and U.S. Government obligations and in obligations having maturities of 10 years or less. The Fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. The Lehman Brothers Aggregate Bond Index is a widely accepted, unmanaged index of corporate, government and government agency debt instruments, mortgage-backed securities, and asset-backed securities. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.


Dreyfus Premier Managed Income Fund
-------------------------------------------------------------------------------
Statement of Investments                                      December 31, 1997

                                                                                                 Principal
Bonds and Notes--102.2%                                                                            Amount           Value
------------------------------------------------------------------------------                 ------------     -----------
      Aircraft & Aerospace--.3%  BE Aerospace,
                                    Sr. Sub. Notes, 9 7/8%, 2006...............                $   300,000      $   318,000
                                                                                                                -----------

            Asset-Backed--10.2%  Access Financial Manufactured Housing
                                    Contract Trust, Sr. Pass-Through Ctfs.,
                                    Ser. 1995-1, Cl. A-2, 6 3/8%, 2021.........                    750,000          752,527
                                 Asset Securitization,
                                    Commercial Mortgage Pass-Through Ctfs.:
                                       Ser. 1996-MD VI, Cl. A-1C, 7.04%, 2026..                    780,000          809,981
                                       Ser. 1997-D IV, Cl. A-1D, 7.49%, 2029...                    693,000          739,777
                                 Capita Equipment Receivables Trust,
                                    Receivable-Backed Notes,
                                    Ser. 1996-1, Cl. A-4, 6.28%, 2000..........                  1,279,000        1,281,942
                                 Centrex Auto Trust,
                                    Asset Backed Notes,
                                    Ser. 1996-B, Cl. A, 6.15%, 2004............                    412,693 (a)      412,500
                                 EQCC Home Equity Loan Trust,
                                    Asset Backed Ctfs.,
                                    Ser. 1993-3, 5.15%, 2008...................                    464,469          451,269
                                 Fleetwood Credit 1997-A Grantor Trust,
                                    Asset Backed Ctfs.,
                                    Cl. A, 6.64%, 2012.........................                    325,197          328,754
                                 Green Tree HIL/HE Loan Trust,
                                    Home Equity Pass-Through Ctfs.,
                                    Ser. 1997-C, Cl. HE-A2, 6.38%, 2028........                    527,000          529,177
                                 Morgan Stanley Capital I,
                                    Asset Backed Ctfs.,
                                    Ser. 1997-Cl, Cl. A1C, 7.63%, 2020.........                    978,000        1,048,294
                                 TMS Home Equity Trust,
                                    Asset Backed Ctfs.:
                                       Ser. 1994-B, Cl. A-4, 7.60%, 2021.......                    359,000          371,019
                                       Ser. 1994-C, Cl. A-4, 7.80%, 2021.......                    245,000          254,124
                                       Ser. 1996-C, Cl. A-6, 7.69%, 2024.......                    637,000           57,304
                                       Ser. 1997-A, Cl. A-4, 6.89%,2016........                    236,000          237,770
                                 World Omni Automobile Lease
                                    Securitization Trust,
                                    Automobile Lease Asset Backed Ctfs.:
                                       Ser. 1997-A, Cl. A-3, 6.85%, 2003.......                    749,000          758,012
                                       Ser. 1997-B, Cl. A-4, 6.20%, 2003.......                    703,000          708,053
                                                                                                                -----------
-
                                                                                                                  9,340,503
                                                                                                                -----------
-
               Automotive--1.2%  Advanced Accessory Systems LLC,
                                    Sr. Sub. Notes, 9 3/4%, 2007...............                    580,000 (a)      572,750
                                 Delco Remy International,
                                    Sr. Notes, 8 5/8%, 2007....................                    325,000          329,875
                                 Ford Motor,
                                    Deb., 7.40%, 2046..........................                    210,000          226,550
                                                                                                                -----------
                                                                                                                  1,129,175
                                                                                                                -----------

Dreyfus Premier Managed Income Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                          December 31, 1997

                                                                                                Principal
Bonds and Notes (continued)                                                                       Amount           Value
------------------------------------------------------------------------------                 -------------   --------------
                  Banking--5.7%  BB&T,
                                    Sub. Notes, 7 1/4%, 2007 ..................                 $   730,000     $   769,349
                                 BankAmerica,
                                    Sub. Notes, 6 5/8%, 2007 ..................                     290,000         292,435
                                 Capital One Bank,
                                    Medium-Term Bank Notes, 6.83%, 1999........                     375,000         378,115
                                 First National Bank of Boston,
                                    Sub. Notes, 7 3/8%, 2006...................                     758,000         801,264
                                 First Nationwide Holdings,
                                    Sr. Sub. Notes, 10 5/8%, 2003..............                     395,000         444,375
                                 First Security,
                                    Sr. Notes, 6 7/8%, 2006....................                     380,000         389,119
                                 First Union Institutional Capital II,
                                    Gtd. Capital Securities, 7.85%, 2027.......                     445,000         470,417
                                 Fleet Financial Group,
                                    Sub. Notes, 7 1/8%, 2006...................                     720,000         746,384
                                 Great Western Financial Trust II,
                                    Gtd. Capital Securities, Ser. A, 8.206%, 2027                   550,000         590,148
                                 NationsBank Capital Trust IV,
                                  Gtd. Sub. Notes, 8 1/4%, 2027 ...............                     308,000         341,100
                                                                                                                -----------
                                                                                                                  5,222,706
                                                                                                                -----------
     Broadcasting & Media--4.5%  American Lawyer Media,
                                    Sr. Notes, 9 3/4%, 2007....................                     275,000 (a)     279,125
                                 Brill Media,
                                    Sr. Notes, 7 1/2%, 2007....................                     540,000 (a,b)   503,550
                                 Century Communications,
                                    Sr. Notes, 9 1/2%, 2000....................                     600,000         634,500
                                 Chancellor Media,
                                    Sr. Sub. Notes:
                                       9 3/8%, 2004............................                     400,000         417,000
                                       8 1/8%, 2007............................                     340,000 (a)     331,500
                                 Jacor Communications,
                                    Sr. Sub. Notes, 8 3/4%, 2007...............                     700,000 (a)     715,750
                                 LodgeNet Entertainment,
                                    Sr. Notes, 10 1/4%, 2006...................                     300,000         311,250
                                 News America Holdings,
                                    Gtd. Sr. Notes, 7 1/2%, 2000...............                     270,000         276,395
                                 RCN,
                                    Sr. Discount Notes, Zero Coupon, 2002 .....                   1,000,000 (a,c)   630,000
                                                                                                                -----------
                                                                                                                  4,099,070
                                                                                                                -----------
   Building & Construction--.3%  Building Materials Corp. of America,
                                    Sr. Notes, 8 5/8%, 2006....................                     280,000         289,800
                                                                                                                -----------
                Consumer--7.9%   Brunswick,
                                    Notes, 7 1/8%, 2027........................                     635,000         646,217

Dreyfus Premier Managed Income Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                          December 31, 1997

                                                                                                Principal
Bonds and Notes (continued)                                                                       Amount           Value
-------------------------------------------------------------------------------                -----------     -------------
          Consumer (continued)   E&S Holdings,
                                    Sr. Sub. Notes, 10 3/8%, 2006..............                $   400,000     $    368,000
                                 Federated Department Stores,
                                    Sr. Notes, 8 1/8%, 2002....................                    125,000          133,654
                                 Hilton Hotels,
                                    Sr. Notes, 7 3/8%, 2002....................                    152,000          155,906
                                 KinderCare Learning Centers,
                                    Sr. Sub. Notes, 9 1/2%, 2009...............                    630,000          630,000
                                 Lamar Advertising,
                                    Gtd. Sr. Sub. Notes, 8 5/8%, 2007..........                    500,000          516,250
                                 Muzak L.P./Capital,
                                    Sr. Notes, 10%, 2003.......................                    400,000          422,000
                                 Perkins Family Restaurants/Finance,
                                    Sr. Notes, 10 1/8%, 2007...................                    520,000 (a)      529,100
                                 Prime Succession Acquisition,
                                    Sr. Sub. Notes, 10 3/4%, 2004..............                    130,000          143,000
                                 Protection One Alarm Monitoring,
                                    Sr. Sub. Discount Notes, Zero Coupon 1998..                    550,000 (d)      594,000
                                 Rayovac,
                                    Sr. Sub. Notes, 10 1/4%, 2006..............                    195,000          213,525
                                 Regal Cinemas,
                                    Sr. Sub. Notes, 8 1/2%, 2007...............                    500,000 (a)      506,250
                                 Reliant Building Products,
                                    Sr. Sub. Notes, 10 7/8%, 2004..............                    570,000          595,650
                                 Revlon Consumer Products,
                                    Sr. Notes, 9 1/2%, 1999....................                    185,000          191,013
                                 Revlon Worldwide,
                                    Sr. Secured Discount Notes,
                                    Zero Coupon, 2001..........................                    940,000          653,300
                                 Sealy Mattress,
                                    Sr. Sub. Notes, 9 7/8%, 2007...............                    400,000 (a)      412,000
                                 Standard Commercial Tobacco,
                                    Gtd. Sr. Notes, 8 7/8%, 2005...............                    580,000 (a)      588,700
                                                                                                                -----------
                                                                                                                  7,298,565
                                                                                                                -----------
                   Energy--4.3%  Avon Energy Partners Holdings,
                                    Sr. Notes, 6.73%, 2002.....................                    950,000 (a)      956,555
                                 Chesapeake Energy,
                                    Sr. Notes, 7 7/8%, 2004....................                    425,000          421,813
                                 Cliffs Drilling,
                                    Gtd. Sr. Notes, Ser. B, 10 1/4%, 2003 .....                    375,000          410,156
                                 Coastal,
                                    Sr. Notes, 8 1/8%, 2002....................                    420,000          450,235
                                 Ferrellgas Partners Finance/Partners, L.P.,
                                    Sr. Secured Notes, 9 3/8%, 2006............                    485,000          518,950
                                 Gulf Canada Resources, Ltd.,
                                    Sr. Sub. Deb., 9 5/8%, 2005................                    400,000          436,000
                                 HS Resources,
                                    Sr. Sub. Notes, 9 1/4%, 2006...............                    205,000          210,894

Dreyfus Premier Managed Income Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                          December 31, 1997

                                                                                                Principal
Bonds and Notes (continued)                                                                       Amount           Value
-------------------------------------------------------------------------------               ------------      ------------
            Energy (continued)   Niagara Mohawk Power,
                                    First Mortgage Notes, 8%, 2004.............                $   175,000      $   184,123
                                 Noble Drilling,
                                    Sr. Notes, 9 1/8%, 2006....................                     98,000          108,803
                                 Norcen Energy Resources, Ltd.,
                                    Deb., 7 3/8%, 2006.........................                    165,000          172,772
                                 Oryx Energy,
                                    Notes, 10%, 2001...........................                     80,000           87,902
                                                                                                               ------------
                                                                                                                  3,958,203
                                                                                                               ------------
            Entertainment--1.0%  AMC Entertainment,
                                    Sr. Sub. Notes, 9 1/2%, 2009...............                    290,000          302,325
                                 KSL Recreation Group,
                                    Sr. Sub. Notes, 10 1/4%, 2007..............                    300,000          320,250
                                 Paramount Communications,
                                    Sr. Notes, 5 7/8%, 2000....................                    300,000          294,790
                                                                                                               ------------
                                                                                                                    917,365
                                                                                                               ------------
            Environmental--1.3%  Allied Waste Industries,
                                    Sr. Discount Notes, Zero Coupon, 2002......                    410,000 (a,e)    289,050
                                 USA Waste Services,
                                    Sr. Notes, 7 1/8%, 2007....................                    340,000          351,228
                                 WMX Technologies:
                                    Notes, 7.70%, 2002.........................                    360,000          376,006
                                    Notes, 6 5/8%, 2002........................                    160,000          162,040
                                                                                                               ------------
                                                                                                                  1,178,324
                                                                                                               ------------
                 Finance--11.5%  CIT RV Trust 1997-A,
                                    Asset-Backed Notes, Cl. A-4, 6.20%, 2006...                  1,241,000        1,244,338
                                 Dollar Financial Group,
                                    Sr. Notes, 10 7/8%, 2006...................                    300,000          325,500
                                 Finova Capital,
                                    Medium-Term Notes, 6.22%, 2000 ............                    810,000          811,381
                                 H.F. Ahmanson & Co.,
                                    Medium-Term Notes, Ser. A, 7.65%, 2000.....                    630,000          651,085
                                 Household Finance,
                                    Medium-Term Notes,
                                    Ser. A, 6.58%, 1999........................                    510,000          512,870
                                 Jefferson-Pilot Capital Trust A,
                                    Gtd. Capital Securities,
                                    8.14%, 2046................................                    385,000 (a)      403,857
                                 Jefferson-Pilot Capital Trust B,
                                    Gtd. Capital Securities,
                                    Ser. B, 8.285%, 2046.......................                    190,000 (a)      202,240
                                 Lehman Brothers Holdings:
                                    Notes, 8 1/2%, 2007........................                    610,000          681,938
                                    Sr. Sub. Notes, 6 1/8%, 2001...............                    400,000          397,815
                                 McDonnell Douglas Financial Services,
                                    Medium-Term Notes, Ser. B, 6.53%, 1998.....                    245,000 (a)      245,213

Dreyfus Premier Managed Income Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                          December 31, 1997

                                                                                                Principal
Bonds and Notes (continued)                                                                      Amount           Value
--------------------------------------------------------------------------------              -------------    -------------
           Finance (continued)   Paine Webber Group:
                                    Medium-Term Sr. Notes, Ser. C:
                                       7.39%, 2017 ............................                $    675,000    $    681,750
                                       7.81%, 2017.............................                     435,000         463,434
                                       8.06%, 2017.............................                     730,000         797,089
                                    Notes, 7 5/8%, 2008........................                     135,000         144,233
                                 Salomon,
                                    Medium-Term Notes,
                                    Ser. D, 7.59%, 2000........................                     445,000         458,008
                                 Smith Barney Holdings,
                                    Notes, 7 1/8%, 2006........................                     325,000         337,204
                                 Sun Hung Kai Properties Finance Cayman Ltd.,
                                    Gtd. Bonds, 5 5/8%, 1998...................                     585,000         570,375
                                 UNICCO Service/Finance,
                                    Gtd. Sr. Sub. Notes, 9 7/8%, 2007..........                     600,000 (a)     600,750
                                 Zurich Capital Trust I,
                                    Gtd. Capital Securities, 8.376%, 2037......                     950,000 (a)   1,041,752
                                                                                                               ------------
                                                                                                                 10,570,832
                                                                                                               ------------
                  Foreign--4.2%  Canadian Forest Oil Ltd.,
                                    Sr. Sub. Notes, 8 3/4%, 2007...............                     525,000         530,250
                                 China International Trust and Investment,
                                    Bonds, 6 7/8%, 2003........................                   1,000,000         967,494
                                 Embotelladora Andina S.A.
                                    Notes, Ser. A, 7%, 2007 ...................                     490,000         482,814
                                 Hanson Overseas B.V.,
                                    Gtd. Sr. Notes, 6 3/4%, 2005...............                     939,000         961,462
                                 Province De Quebec,
                                    Deb., Ser. NN, 7 1/8%, 2024................                     290,000         300,440
                                 Republic of Colombia,
                                    Bonds, 7 5/8%, 2007........................                     375,000         353,303
                                 Rogers Communications,
                                    Conv. Sub. Deb., 2%, 2005 .................                     475,000         284,406
                                                                                                               ------------
                                                                                                                  3,880,169
                                                                                                               ------------
                Healthcare--.6%  Loewen Group International,
                                    Gtd. Sr. Notes, Ser. 3, 7 3/4%, 2001.......                     250,000         260,615
                                 Physician Sales & Service,
                                    Sr. Sub. Notes, 8 1/2%, 2007...............                     300,000 (a)     307,500
                                                                                                               ------------
                                                                                                                    568,115
                                                                                                               ------------
               Industrial--6.0%  ICN Pharmaceuticals,
                                    Sr. Notes, Ser. B, 9 1/4%, 2005 ...........                     750,000         798,750
                                 Ingersoll-Rand,
                                    Sr. Notes, 6.255%, 2001 ...................                     875,000         877,008
                                 Insilco,
                                    Sr. Sub. Notes, 10 1/4%, 2007 .............                     610,000         642,025
                                 International Semi-Tech Microelectronics,
                                    Sr. Secured Discount Notes,
                                    Zero Coupon, 2000..........................                     450,000 (f)     173,250

Dreyfus Premier Managed Income Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                          December 31, 1997

                                                                                                  Principal
Bonds and Notes (continued)                                                                        Amount           Value
-------------------------------------------------------------------------------                -------------   --------------
        Industrial (continued)   Lockheed Martin,
                                    Gtd. Deb., 7 3/4%, 2026....................                 $    930,000   $  1,027,233
                                 Neenah,
                                    Sr. Sub. Notes, 11 1/8%, 2007..............                      440,000        482,900
                                 Pioneer,
                                    Sr. Secured Notes, 9 1/4%, 2007............                      230,000        232,875
                                 Plastic Containers,
                                    Sr. Secured Notes, 10%, 2006...............                      325,000        346,125
                                 Tracor,
                                    Sr. Sub. Notes, 8 1/2%, 2007...............                      300,000        309,000
                                 United Defense Industries,
                                    Sr. Sub. Notes, 8 3/4%, 2007...............                      600,000 (a)    606,750
                                                                                                               ------------
                                                                                                                  5,495,916
                                                                                                               ------------
                Insurance--3.3%  Lincoln National,
                                    Deb., 7 1/4%, 2005.........................                      770,000        800,234
                                 Safeco Capital Trust 1,
                                    Gtd. Capital Securities , 8.072%, 2037.....                      750,000        789,217
                                 Sun Life of Canada (U.S.) Capital Trust 1,
                                    Gtd. Cum. Capital Securities, 8.526%, 2049                     1,265,000 (a)  1,397,742
                                                                                                               ------------
                                                                                                                  2,987,193
                                                                                                               ------------
                   Metals--1.5%  Keystone Consolidated Industries,
                                    Sr. Secured Notes, 9 5/8%, 2007............                      450,000 (a)    453,937
                                 U.S. Can,
                                    Sr. Sub. Notes, Ser.B, 10 1/8%, 2006.......                      350,000        372,750
                                 Wyman-Gordon,
                                    Sr. Notes, 8%, 2007........................                      560,000        567,000
                                                                                                               ------------
                                                                                                                  1,393,687
                                                                                                               ------------
           Mortgage Backed--.8%  First Union-Lehman Brothers Commercial Mortgage
                                    Trust, Pass-Through Ctfs.,
                                    Ser. 1997-C1, Cl. IO, 1.306%, 4/18/2027
                                    (Interest Only Obligation).................                    8,979,097 (b,g)  698,686
                                                                                                               ------------
                     Paper--.3%  Fort James,
                                    Sr. Notes, 6 7/8%, 2007....................                      275,000        278,487
                                                                                                               ------------
                  Railroad--.3%  Union Pacific,
                                    Notes, 6.70%, 2006.........................                      268,000        269,745
                                                                                                               ------------
                 Retailers--.7%  Fedders North America,
                                    Gtd. Sr. Sub. Notes, 9 3/8%, 2007 .........                      600,000 (a)    615,000
                                                                                                               ------------
               Technology--1.7%  Amphenol,
                                    Sr. Sub. Notes, 9 7/8%, 2007...............                      330,000        351,450
                                 DynCorp,
                                    Sr. Sub. Notes, 9 1/2%, 2007...............                      520,000        530,400
                                 Iron Mountain,
                                    Sr. Sub. Notes, 10 1/8%, 2006..............                      600,000        663,000
                                                                                                               ------------
                                                                                                                  1,544,850
                                                                                                               ------------

Dreyfus Premier Managed Income Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                          December 31, 1997

                                                                                                Principal
Bonds and Notes (continued)                                                                       Amount           Value
-------------------------------------------------------------------------------                -------------   --------------
       Telecommunications--3.7%  Comcast Cellular,
                                    Sr. Notes, 9 1/2%, 2007....................                $    450,000    $    471,375
                                 Crown Castle International,
                                    Sr. Discount Notes, Zero Coupon, 2002 .....                   1,000,000 (a,h)   627,500
                                 GCI,
                                    Sr. Notes, 9 3/4%, 2007 ...................                     400,000         417,000
                                 Iridium LLC/Capital,
                                    Sr. Notes, 11 1/4%, 2005...................                     200,000 (a)     197,000
                                 McLeod USA
                                    Sr. Notes, 9 1/4%, 2007....................                     350,000 (a)     368,375
                                 Nextel Communications,
                                    Sr. Discount Notes, Zero Coupon, 2002......                   1,150,000 (a,i)   707,250
                                 Orion Network Systems,
                                    Sr. Notes, 11 1/4%, 2007 (Units) ..........                     550,000 (j)     622,875
                                                                                                               ------------
                                                                                                                  3,411,375
                                                                                                               ------------
                 Textiles--1.9%  Burlington Industries,
                                    Deb., 7 1/4%, 2007 ........................                     875,000         917,983
                                 Dominion Textiles (USA),
                                    Gtd. Sr. Notes, 8 7/8%, 2003 ..............                     400,000         427,000
                                 Pillowtex,
                                    Sr. Sub. Notes, 9%, 2007...................                     415,000 (a)     427,450
                                                                                                               ------------
                                                                                                                  1,772,433
                                                                                                               ------------
            Transportation--.2%  Interpool,
                                    Notes, 7.35%, 2007 ........................                     225,000 (a)     225,125
                                                                                                               ------------
U.S. Government Agencies/
         Mortgage Backed--22.4%  Federal Home Loan Mortgage Corp.:
                                    7%, 12/1/2027..............................                   2,309,395       2,331,750
                                    8 1/2%, 5/1/2025...........................                     886,269         935,564
                                    9 1/2%, 7/25/2022..........................                     611,503         653,544
                                 Federal National Mortgage Association:
                                    6%, 8/1/2010...............................                     641,322         634,506
                                    6 1/2%, 11/1/2003..........................                     510,154         517,643
                                    7%, 7/1/2003-7/1/2023......................                   2,154,584       2,182,473
                                    7 1/2%, 4/1/2005-10/1/2011.................                   2,786,144       2,873,385
                                    7.536%, 6/1/2016...........................                     954,460         974,437
                                    9%, 6/1/2026 ..............................                     247,672         263,772
                                    Gtd. REMIC Pass-through Ctfs.,
                                       Ser. 1996-M7, Cl. B, 6.865%, 6/17/2011..                     320,000 (b)     325,800
                                 Government National Mortgage Association I:
                                    7%, 12/15/23 ..............................                   1,635,049       1,655,487
                                    7 1/2%, 12/15/2023.........................                   1,731,458       1,781,774
                                    8%, 7/15/2027..............................                     976,676       1,013,605
                                    8 1/2%, 12/15/2021.........................                     821,946         866,890
                                    9%, 12/15/2021.............................                   3,326,760       3,577,795
                                                                                                               ------------
                                                                                                                 20,588,425
                                                                                                               ------------

Dreyfus Premier Managed Income Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                          December 31, 1997

                                                                                                Principal
Bonds and Notes (continued)                                                                       Amount           Value
-------------------------------------------------------------------------------                ------------    -------------
   U.S. Government Agency--1.0%   Federal National Mortgage Association:
                                    Medium-Term Notes,
                                    5.98%, 11/12/2027 .........................                $    920,000    $    877,856
                                                                                                               ------------
          U.S. Government--5.4%   U.S. Treasury Notes:
                                    6 3/4%, 5/31/1999..........................                   4,806,000       4,876,588
                                    6 3/8%, 8/15/2002..........................                      40,000          41,025
                                                                                                               ------------
                                                                                                                  4,917,613
                                                                                                               ------------
                                 TOTAL BONDS AND NOTES
                                    (cost $91,555,009).........................                                 $93,847,218
                                                                                                               ============

Short-Term Investments--2.2%
-------------------------------------------------------------------------------
             Commercial Paper;   General Electric Credit Corp.,
                                    6.65%, 1/2/1998
                                    (cost $1,988,000)..........................                  $1,988,000     $ 1,988,000
                                                                                                               ============

TOTAL INVESTMENTS (cost $93,543,009)...........................................                      104.4%     $95,835,218
                                                                                                    =======    ============
LIABILITIES, LESS CASH AND RECEIVABLES.........................................                       (4.4%)   $(4,023,857)
                                                                                                    =======    ============
NET ASSETS.....................................................................                      100.0%     $91,811,361
                                                                                                    =======    ============

Notes to Statement of Investments:
-----------------------------------------------------------------

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December
    31, 1997, these securities amounted to $15,154,271 or 16.5% of net assets.
(b) Variable rate security-interest rate subject to periodic change.
(c) Zero Coupon until 10/15/2002, date on which a stated coupon rate of 11 1/8% becomes effective; the stated maturity date is 10/15/2007.
(d) Zero Coupon until 6/30/1998, date on which a stated coupon rate of 13 5/8% becomes effective; the stated maturity date is 6/30/2005.
(e) Zero Coupon until 6/1/2002, date on which a stated coupon rate of 11.30% becomes effective; the stated maturity date is 6/1/2007.
(f) Zero Coupon until 8/15/2000, date on which a stated coupon rate of 11 1/2% becomes effective; the stated maturity date is 8/15/2003.
(g) Notional face amount shown.
(h) Zero Coupon until 11/15/2002, date on which a stated coupon rate of 10 5/8% becomes effective; the stated maturity date is 11/15/2007.
(i) Zero Coupon until 10/31/2002, date on which a stated coupon rate of 9 3/4% becomes effective; the stated maturity date is 10/31/2007.
(j) With warrants to purchase common stock.

                       See notes to financial statements.

Dreyfus Premier Managed Income Fund
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                           December 31, 1997

                                                                                                 Cost             Value
                                                                                              ------------    ------------
ASSETS:                       Investments in securities--See Statement of Investments         $93,543,009      $95,835,218
                              Cash.............................................                                    422,417
                              Interest receivable..............................                                  1,254,847
                                                                                                               -----------
                                                                                                                97,512,482
                                                                                                               -----------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                     69,914
                              Due to Distributor...............................                                      8,472
                              Payable for shares of Beneficial Interest redeemed                                 3,670,539
                              Payable for investment securities purchased......                                  1,952,196
                                                                                                               -----------
                                                                                                                 5,701,121
                                                                                                               -----------

NET ASSETS.....................................................................                                $91,811,361
                                                                                                               ===========

REPRESENTED BY:               Paid-in capital..................................                                $96,812,813
                              Accumulated undistributed investment income--net.                                     40,343
                              Accumulated net realized gain (loss) on investments                               (7,334,004)
                              Accumulated net unrealized appreciation (depreciation) on
                                investments--Note 3............................                                  2,292,209
                                                                                                               -----------

NET ASSETS.....................................................................                                $91,811,361
                                                                                                               ===========

                                                     NET ASSET VALUE PER SHARE
                                                     -------------------------

                                                       Class A            Class B             Class C            Class R
                                                   ------------        ------------        ------------        ------------
Net Assets....................................      $72,877,536          $6,896,041          $1,007,074         $11,030,710
Shares Outstanding.............................       6,618,242             626,266              91,426           1,001,876

NET ASSET VALUE PER SHARE......................          $11.01              $11.01              $11.02              $11.01
                                                         ======              ======              ======              ======

                       See notes to financial statements.

Dreyfus Premier Managed Income Fund
-------------------------------------------------------------------------------
Statement of Operations                            Year Ended December 31, 1997

INVESTMENT INCOME

INCOME:                       Interest...................................                  $7,198,314
                              Cash Dividends.............................                      11,261
                                                                                          -----------
                                   Total Income..........................                                     $7,209,575

EXPENSES:                     Management fee--Note 2(a)..................                     656,463
                              Distribution and service fees--Note 2(b)...                     251,999
                              Loan commitment fees--Note 4...............                       1,062
                                                                                          -----------
                                   Total Expenses........................                                        909,524
                                                                                                             -----------

INVESTMENT INCOME--NET...................................................                                      6,300,051

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                              Net realized gain (loss) on investments....                $   919,974
                              Net unrealized appreciation (depreciation)
                                on investments...........................                  1,470,433
                                                                                         -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                     2,390,407
                                                                                                            -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                    $8,690,458
                                                                                                            ===========

                       See notes to financial statements.

Dreyfus Premier Managed Income Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                          Year Ended        Year Ended
                                                                                      December 31, 1997   December 31, 1996
                                                                                     ------------------  ------------------
OPERATIONS:
   Investment income--net.................................................                  $ 6,300,051        $ 6,146,602
   Net realized gain (loss) on investments................................                      919,974           (576,926)
   Net unrealized appreciation (depreciation) on investments..............                    1,470,433         (2,599,839)
                                                                                            -----------        -----------
         Net Increase (Decrease) in Net Assets Resulting from Operations..                    8,690,458          2,969,837
                                                                                            -----------        -----------
DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net:
      Class A shares......................................................                   (4,956,835)        (5,098,797)
      Class B shares......................................................                     (351,138)          (204,999)
      Class C shares......................................................                      (45,681)            (9,243)
      Class R shares......................................................                     (906,054)          (832,063)
                                                                                            -----------        -----------
         Total Dividends..................................................                   (6,259,708)        (6,145,102)
                                                                                            -----------        -----------
BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from shares sold:
      Class A shares......................................................                    9,538,076         11,645,529
      Class B shares......................................................                    3,306,776          3,058,864
      Class C shares......................................................                      704,099            417,763
      Class R shares......................................................                    4,188,843          5,288,706
   Dividends reinvested:
      Class A shares......................................................                    3,927,349          4,086,892
      Class B shares......................................................                      165,637             94,447
      Class C shares......................................................                       20,653              2,065
      Class R shares......................................................                      805,637            747,833
   Cost of shares redeemed:
      Class A shares......................................................                  (19,780,145)       (16,479,953)
      Class B shares......................................................                   (1,719,546)          (359,304)
      Class C shares......................................................                     (160,373)           (65,122)
      Class R shares......................................................                   (6,881,617)        (4,614,714)
                                                                                            -----------        -----------
         Increase (Decrease) in Net Assets from Beneficial Interest Transactions             (5,884,611)         3,823,006
                                                                                            -----------        -----------
            Total Increase (Decrease) in Net Assets.......................                   (3,453,861)           647,741
NET ASSETS:
   Beginning of Period....................................................                   95,265,222         94,617,481
                                                                                            -----------        -----------
   End of Period..........................................................                  $91,811,361        $95,265,222
                                                                                            ===========        ===========
Undistributed investment income--net......................................                  $    40,343             --
                                                                                            ===========        ===========

                       See notes to financial statements.

Dreyfus Premier Managed Income Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets (continued)

                                                                                                    Shares
                                                                                   -----------------------------------

                                                                                     Year Ended              Year Ended
                                                                                   December 31, 1997      December 31, 1996
                                                                                   -----------------      -----------------
CAPITAL SHARE TRANSACTIONS:

   Class A
   --------
   Shares sold............................................................                   885,615            1,074,433
   Shares issued for dividends reinvested.................................                   363,709              383,665
   Shares redeemed........................................................                (1,837,421)          (1,542,448)
                                                                                         -----------           ----------
                        Net Increase (Decrease) in Shares Outstanding.....                  (588,097)             (84,350)
                                                                                         ===========           ==========

   Class B
   -------
   Shares sold............................................................                   306,677              286,510
   Shares issued for dividends reinvested.................................                    15,300                8,877
   Shares redeemed........................................................                  (159,287)             (33,651)
                                                                                         -----------           ----------
                        Net Increase (Decrease) in Shares Outstanding.....                   162,690              261,736
                                                                                         ===========           ==========

   Class C

   Shares sold............................................................                    65,104               39,075
   Shares issued for dividends reinvested.................................                     1,907                  193
   Shares redeemed........................................................                   (14,740)              (6,124)
                                                                                         -----------           ----------
                        Net Increase (Decrease) in Shares Outstanding.....                    52,271               33,144
                                                                                         ===========           ==========

   Class R

   Shares sold............................................................                   386,896              493,176
   Shares issued for dividends reinvested.................................                    74,624               70,200
   Shares redeemed........................................................                  (631,385)            (432,290)
                                                                                         -----------           ----------
                        Net Increase (Decrease) in Shares Outstanding.....                  (169,865)             131,086
                                                                                         ===========           ==========

                       See notes to financial statements.

Dreyfus Premier Managed Income Fund
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                              Class A Shares
                                                              ------------------------------------------------------
                                                                          Year Ended December 31,
                                                              ------------------------------------------------------
PER SHARE DATA:                                               1997       1996        1995       1994(1,2)   1993(1,3)
                                                             -------    -------     -------     --------    --------
   Net asset value, beginning of period..............        $10.73     $11.08      $10.12      $11.38      $11.45
                                                             ------     ------      ------      ------      ------

   Investment Operations:
   Investment income--net.............................          .73        .69         .75         .69(4)      .78(4)
   Net realized and unrealized gain (loss) on investments       .27       (.35)        .96       (1.26)        .83
                                                             ------     ------      ------      ------      ------
   Total from Investment Operations..................          1.00        .34        1.71        (.57)       1.61
                                                             ------     ------      ------      ------      ------

   Distributions:
   Dividends from investment income--net..............         (.72)      (.69)       (.75)       (.69)       (.75)
   Dividends from net realized gain on investments...           --         --          --          --         (.57)
   Dividends in excess of net realized gain on investments      --         --          --          --         (.36)
                                                             ------     ------      ------      ------      ------
   Total Distributions...............................          (.72)      (.69)       (.75)       (.69)      (1.68)
                                                             ------     ------      ------      ------      ------
   Net asset value, end of period....................        $11.01     $10.73      $11.08      $10.12      $11.38
                                                             ======     ======      ======      ======      ======

TOTAL INVESTMENT RETURN(5)...........................          9.80%      3.42%      17.32%      (5.14%)     14.54%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets...........           .95%       .95%        .95%        .98%(6)    1.14%(6)
   Ratio of net investment income to average net assets        6.74%      6.48%       7.08%       6.32%       6.55%
   Portfolio Turnover Rate...........................        244.44%    251.66%     236.10%     270.00%     333.00%
   Net Assets, end of period (000's Omitted).........       $72,878    $77,305     $80,782     $79,548     $58,052

----------------------------------------------------------------
(1) On February 1, 1993 existing shares of the Fund were designated the Retail Class and the Fund began offering the Institutional Class and the Investment Class of shares. Effective April 4, 1994 the Retail and Institutional Classes were reclassified as a single class of shares known as the Investor shares. On October 17, 1994 Investor shares were redesignated Class A shares. The amounts shown for the year ended
    December 31, 1994 were calculated using the performance of a Retail
    Class share outstanding from January 1, 1994 to April 3, 1994 and the performance of an Investor (now Class A) share outstanding from April 4, 1994 to December 31, 1994. The Financial Highlights for the year ended December 31, 1993 are based upon a Retail Class share outstanding.
(2) Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager. Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager.
(3) Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for this year since the use of the undistributed net investment income method did not accord with results of operations.
(4) Net investment income before voluntary waiver of fees or reimbursement of expenses by the investment adviser for the year ended December 31, 1994 was $.69. Net investment income before waiver of fees and/or reimbursement of expenses by the investment adviser, transfer agent, and distributor, for the year ended December 31, 1993 was $.77.
(5) Exclusive of sales load.
(6) Without the voluntary reimbursement of expenses and/or waiver of fees by the investment adviser and/or transfer agent, and/or distributor, the ratio of expenses to average net assets for the years ended December 31, 1994 and 1993 would have been .99% and 1.27%, respectively.

                       See notes to financial statements.

Dreyfus Premier Managed Income Fund
-------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.(1)

                                                        Class B Shares                     Class C Shares
                                              ---------------------------------- -----------------------------------
                                                    Year Ended December 31,               Year Ended December 31,
                                              ---------------------------------- -----------------------------------
PER SHARE DATA:                                  1997        1996       1995        1997         1996       1995
                                                -------      -------     -------    -------      -------    -------
   Net asset value, beginning of period         $10.73        $11.08     $10.12     $10.73       $11.08     $10.12
                                                ------        ------     ------     ------       ------     ------

   Investment Operations:
   Investment income--net..............            .65           .61        .67        .64          .61        .67
   Net realized and unrealized gain (loss)
      on investments...................            .27          (.35)       .96        .29         (.35)       .96
                                                ------        ------     ------     ------       ------     ------
   Total from Investment Operations....            .92           .26       1.63        .93          .26       1.63
                                                ------        ------     ------     ------       ------     ------

   Distributions:
   Dividends from investment income--net          (.64)         (.61)      (.67)      (.64)        (.61)      (.67)
                                                ------        ------     ------     ------       ------     ------
   Net asset value, end of period......         $11.01        $10.73     $11.08     $11.02       $10.73     $11.08
                                                ======        ======     ======     ======       ======     ======

TOTAL INVESTMENT RETURN(2).............           8.97%         2.54%     16.55%      8.96%        2.49%     16.54%

RATIOS/SUPPLEMENTALDATA:
   Ratios of expenses to average net assets       1.70%         1.70%      1.69%      1.70%        1.68%      1.66%
   Ratio of net investment income to average
      net assets.......................           5.98%         5.77%      6.41%      5.95%        5.69%      6.03%
   Portfolio Turnover Rate.............         244.44%       251.66%    236.10%    244.44%      251.66%    236.10%
   Net Assets, end of period (000's Omitted)    $6,896        $4,973     $2,236     $1,007         $420        $67

--------------------------
(1) The Fund commenced offering Class B and Class C shares onDecember 19, 1994. Financial Highlights for the period ended December 31, 1994 for Class B and Class C shares are not present because no shares had been issued to the public as of that date.
(2) Exclusive of sales load.

                       See notes to financial statements.

Dreyfus Premier Managed Income Fund
-------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                   Class R Shares
                                                              -------------------------------------------------------
                                                                      Year Ended December 31,              Period Ended
                                                              ---------------------------------------       December 31,
PER SHARE DATA:                                                1997      1996       1995       1994(1,2)      1993(1,3)
                                                              -------   -------    -------    -------        --------
   Net asset value, beginning of period..............         $10.73    $11.08     $10.12     $11.38         $11.62
                                                              ------    ------     ------     ------         ------

   Investment Operations:
   Investment income--net............................            .76       .72        .78        .72(4)         .74(4)
   Net realized and unrealized gain (loss) on investments        .27      (.35)       .96      (1.26)           .67
                                                              ------    ------     ------     ------         ------
   Total from Investment Operations..................           1.03       .37       1.74       (.54)          1.41
                                                              ------    ------     ------     ------         ------

   Distributions:
   Dividends from investment income--net.............           (.75)     (.72)      (.78)      (.72)          (.71)
   Dividends from net realized gain on investments...             --        --         --         --           (.61)
   Dividends in excess of net realized gain on investments        --        --         --         --           (.33)
                                                              ------    ------     ------     ------         ------
   Total Distributions...............................           (.75)     (.72)      (.78)      (.72)         (1.65)
                                                              ------    ------     ------     ------         ------
   Net asset value, end of period....................         $11.01    $10.73     $11.08     $10.12         $11.38
                                                              ======    ======     ======     ======         ======

TOTAL INVESTMENT RETURN(5)...........................           9.97%     3.58%     17.71%     (4.88%)        12.59%(6)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets...........            .70%      .70%       .70%       .71%(7)        .83%(6,7)
   Ratio of net investment income to average net assets         6.99%     6.74%      7.31%      6.59%          6.86%(6)
   Portfolio Turnover Rate...........................         244.44%   251.66%    236.10%    270.00%        333.00%
   Net Assets, end of period (000's Omitted).........        $11,031   $12,567    $11,532     $9,588         $1,338

-------------------
(1) On February 1, 1993, the Fund commenced selling Investment Class shares. Effective April 4, 1994 the Investment Class shares were redesignated as the Trust shares. On October 17, 1994 the Trust shares were redesignated Class R shares.
(2) Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager. Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager.
(3) Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for this period since the use of the undistributed net investment income method did not accord with results of operations.
(4) Net investment income before voluntary waiver of fees or reimbursement of expenses by the investment adviser for the year ended December
    31, 1994 was $.71. Net investment income before waiver of fees and/or reimbursement of expenses by the investment adviser, transfer agent, and distributor, for the period ended December 31, 1993 was $.74.
(5) Exclusive of sales load.
(6) Annualized.
(7) Without the voluntary reimbursement of expenses and/or waiver of fees by the investment adviser and transfer agent, the ratio of expenses to average net assets for the years ended December 31, 1994 and 1993 would have been .72% and .87%, respectively.

                       See notes to financial statements.

Dreyfus Premier Managed Income Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   Dreyfus Premier Managed Income Fund (the "Fund") is a series of The Dreyfus/Laurel Funds Trust (the "Trust") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering three series including the Fund. The Fund's investment objective is to seek high current income consistent with what is believed to be prudent risk of capital primarily through investments in investment-grade corporate and U.S. Government obligations and in obligations having maturities of 10 years or less. The Dreyfus Corporation ("Manager") serves as the Fund's investment manager. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

   On January 31, 1997 the Fund's Trustees approved, effective March 31, 1997, a change to the Fund's name from "Premier Managed Income Fund" to "Dreyfus Premier Managed Income Fund".

   Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and a distribution and service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee or service fees. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution fees and voting rights on matters affecting a single class.

   Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (excluding short-term investments and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments in U.S. Government obligations, including U.S. Treasury Bills, are valued at the mean between quoted bid and asked prices. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

Dreyfus Premier Managed Income Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   (c) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   The Fund has an unused capital loss carryover of approximately $7,306,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1997. The carryover does not include net realized securities losses from November 1, 1997 through December 31, 1997 which are treated, for Federal income tax purposes, as arising in fiscal 1998. If not applied, $5,560,000 of the carryover expires in fiscal 2002, $539,000 expires in fiscal 2003 and $1,207,000 expires in fiscal 2004 .

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

   (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .70% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel). Each trustee receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional annual fee of $25,000 per year. These fees pertain to the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

   (b) Distribution and service plan: Under the Distribution plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund may pay annually up to
 .25% of the value of its average daily net assets attributable to its Class A shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, the Fund may pay the Distributor for distributing the Fund's Class B and Class C shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which the Fund pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee

Dreyfus Premier Managed Income Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no distribution fee or service. During the period ended December 31, 1997, the Fund was charged $185,099, $44,368 and $5,807 for Class A, Class B, and Class C shares, respectively, pursuant to the distribution plan. During the period ended December 31, 1997, the Fund was charged $14,789 and $1,936 for Class B and Class C shares, respectively, pursuant to the service plan.

   Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

NOTE 3--Securities Transactions:

   The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended December 31, 1997 amounted to $225,672,722 and $229,631,530, respectively.

   At December 31, 1997, accumulated net unrealized appreciation on investments was $2,292,209, consisting of $2,575,686 gross unrealized appreciation and $283,477 gross unrealized depreciation.

   At December 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1997, the Fund did not borrow under the Facility.

Dreyfus Premier Managed Income Fund
-------------------------------------------------------------------------------
Report of Independent Auditors

The Board of Trustees and Shareholders
The Dreyfus/Laurel Funds Trust:

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Managed Income Fund of The Dreyfus/Laurel Funds Trust as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year or period ended December 31, 1993 was audited by other auditors whose report thereon, dated February 14, 1994, expressed an unqualified opinion on those financial highlights.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. As to securities purchased and sold, but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Managed Income Fund of The Dreyfus/Laurel Funds Trust as of December 31, 1997, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.

                                    KPMG Peat Marwick LLP
New York, New York
February 18, 1998

Dreyfus Premier Managed
Income Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.                 349/649AR9712